SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 10, 1998.

                            Foxmoor Industries, Ltd.
             (Exact Name of Registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                       000-11333                84-0862501
                (Commission File Number) (IRS Identification No.)

                     15225 Thrift Avenue, Suite 205,
                         White Rock, B.C. Canada        V4B 2K9
              (Address of Principal Executive Office) (Postal Code)

                                  604-538-2221
               (Registrant's telephone number including area code)

            3801 E. Florida Avenue, Suite 105, Denver, Colorado 80210 (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

     On February 24, 1998, the Company filed suit in the District Court for the City and County of Denver, Colorado, against John M. Hanson & Company, P.C., its former auditors, and two former directors, H. James Nerlin and Norvell S. Rose. The suit seeks monetary damages from the former independent accountants of the Company for breach of contract, breach of a covenant of good faith and fair dealing and professional negligence in connection with the preparation of the Company's financial statements for many years, including fiscal years 1992 through 1996. The suit is also seeking monetary damages from former directors who are alleged to have breached their fiduciary duty to the Company by failing to act in the best interest of the Company, by acting in bad faith, by failing to ensure that the independent auditors hired by the Company were competent, by failing to prevent the president of the Company from utilizing Company funds for personal purposes and by failing to assure that the Company's financial statements accurately reflected the true nature of the Company's transactions with the former president.

     Prior to filing the suit, the Company retained an independent accounting firm to review the Company's books and records and financial statements for the period from 1992 through June 30, 1997. The allegations in the complaint are based largely on the findings of the independent accounting firm as reported to management of the Company. These findings conclude that throughout this period the amount of cash and the value and collectibility of receivables were materially overstated and that the amounts due from the former president of the Company were materially understated. In addition, it appears that many of the business activities of the Company during this period were not arm's length transactions, but were with parties related to the former president of the Company.

     As  a  result  of  the   absence   of  cash  from  the   Company   and  the
uncollectibility of a substantial portion of the Company's receivables, the Company has ceased active business operations. Management has been and is in the process of collecting receivables and recovering as much of the Company's assets as possible and has been settling accounts with the Company's creditors. If the Company is unable to recover any substantial amounts in the litigation described above, it will be forced to seek protection under federal bankruptcy laws and to liquidate.

     As a result of the past irregularities in the Company's books and records, the Company does not have the financial resources to cause audited financial statements to be prepared at this time.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FOXMOOR INDUSTRIES, LTD.



Date:  March 10, 1998     By:      /s/ Paul Eagland
                                   Paul Eagland, President